                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                           MEDALLION FINANCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                            New York, New York 10022
                                                                     May 2, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") to be held on May 22, 2001, at 10:30 a.m., Eastern Standard Time, at The Cornell Club located at 6 East 44th Street, New York NY 10017. This year we are asking you to elect three directors of the Company to serve until the 2004 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE THREE NOMINEES.

   At the Annual Meeting, the Board of Directors will also report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

   Thank you for your cooperation.

                                         Sincerely,

                                         /s/ Alvin Murstein
                                         Alvin Murstein
                                         Chairman of the Board of Directors and
                                         Chief Executive Officer

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                            New York, New York 10022
                                 (212) 328-2100

                               ----------------

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 22, 2001

                               ----------------

   The Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") will be held at The Cornell Club located at 6 East 44th Street, New York NY 10017 on May 22, 2001 at 10:30 a.m., Eastern Standard Time, to consider and act upon the following matters:

     1. To elect three directors to serve until the 2004 Annual Meeting of Stockholders.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on April 10, 2001 will be entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,


                                          /s/ Marie Russo
                                          Marie Russo,
                                          Secretary

New York, New York
May 2, 2001

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES.

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS.........................   1

VOTING SECURITIES AND VOTES REQUIRED.......................................   1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING.....   2

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................   7

PROPOSAL TO BE VOTED ON....................................................   9

OTHER MATTERS OF BUSINESS..................................................  12
  Board and Committee Meetings.............................................  12
  Directors' Compensation..................................................  12
  Certain Relationships....................................................  13

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY............................  13
  Officers Who Are Not Directors...........................................  13
  Compensation of Directors and Executive Officers.........................  14

SUMMARY COMPENSATION TABLE.................................................  14
  Aggregated Options Granted In the Period and Year-End Option Values......  15
  Aggregated Options Exercised In the Period and Year-End Option Values....  15
  Employment Agreements....................................................  16

REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS................  17
  Compensation Committee...................................................  17
  Compensation Philosophy..................................................  17
  Executive Compensation Program...........................................  17
  Base Salary and Cash Bonus...............................................  17
  Non-Employee Directors Stock Option Plan.................................  18
  401(k) Plan..............................................................  19
  Alvin Murstein's 2000 Compensation.......................................  19
  Compliance With Internal Revenue Code Section 162(M).....................  20
  Board Of Directors.......................................................  20

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................  21

STOCK PERFORMANCE GRAPH....................................................  22

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS....................  24

INDEPENDENT PUBLIC ACCOUNTANTS.............................................  25
  Audit Fees...............................................................  25
  Audit Related Fees.......................................................  25
  Financial Information Systems Design and Implementation Fees.............  25
  All Other Fees...........................................................  25

OTHER INFORMATION..........................................................  25

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.......  26

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS...........................  26

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                            New York, New York 10022
                                 (212) 328-2100

                               ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                  May 22, 2001

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medallion Financial Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 22, 2001 (the "Annual Meeting") and at any adjournment of the Annual Meeting. All shares of common stock will be voted in accordance with the stockholders' instructions. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

                      VOTING SECURITIES AND VOTES REQUIRED

   On April 10, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 14,602,846 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

   The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

   The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors.

              QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
                               THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of the Company is providing these proxy materials for you in connection with the Company's annual meeting of stockholders, which will take place on May 22, 2001. As a stockholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposal described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposal to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report, including our full 2000 consolidated financial statements, are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There is 1 proposal scheduled to be voted on at the meeting:

  . The election of directors.

Q: WHAT IS THE COMPANY'S VOTING RECOMMENDATION?

A: Our Board of Directors recommend that you vote your shares "FOR" the proposal listed above.

Q: WHAT SHARES CAN I VOTE?

A: All shares owned by you as of the close of business on April 10, 2001, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the STOCKHOLDER OF RECORD, including shares purchased through the Company's Dividend Reinvestment Plan and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank or shares purchased through the Company's 401(k) Investment Plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND
   AS A BENEFICIAL OWNER?

A: Most of the Company's stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

   STOCKHOLDER OF RECORD

   If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the STOCKHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

   BENEFICIAL OWNER

   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the STOCKHOLDER OF RECORD may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

   BY INTERNET--If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

   BY TELEPHONE--If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.

   BY MAIL--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Our Board of Directors recommends that you vote your shares "FOR" each of the proposals.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

   Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because
   (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: In the election of directors, the three persons receiving the highest number of "FOR" votes will be elected.

   If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" below.

   In tabulating the voting results for the election of directors, shares that constitute BROKER NON-VOTES will have no effect on the outcome of the election.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: HOW CAN I OBTAIN AN ADMISSION TICKET FOR THE MEETING?

A: Two cut-out admission tickets are included on the back of this proxy statement. A limited number of tickets are available for additional joint owners. To request additional tickets, please contact the Company's Corporate Secretary at our headquarters. If you forget to bring an admission ticket, you will be admitted to the meeting only if you are listed as a stockholder of record as of the close of business on April 10, 2001 and bring proof of identification. If you hold your shares through a stockbroker or other nominee and fail to bring an admission ticket, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of April 10 2001.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2001.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposal described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our Common Stock outstanding as of the close of business on April 10, 2001, the RECORD DATE, is entitled to vote on all items being voted upon at the annual meeting. On the RECORD DATE, we had approximately 14,602,846 shares of Common Stock issued and outstanding.

Q: WHO WILL COUNT THE VOTES?

A: A representative of American Stock Transfer and Trust Company, the Company's transfer agent or the Company's proxy solicitation firm, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company's management.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
   STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

   STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting, the written proposal must be received by the Company no later than January 2, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than January 2, 2002 and shall contain such information as required under our Bylaws.

   NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board of Directors. Any such recommendations should be directed to the Company's Corporate Secretary at our headquarters. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at a stockholder meeting, it is necessary that you notify the Company not fewer than 120 days in advance of the day specified as the mailing date in our proxy statement for the prior year's annual meeting of stockholders. Thus, since May 2, 2001 is specified as the mailing date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by the Company no later than January 2, 2002. In addition, the notice must meet all other requirements contained in our Bylaws.

   COPY OF BYLAW PROVISIONS: You may contact the Company's Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information, as of March 30, 2001, regarding the ownership of the Company's Common Stock by (i) the persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission") and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 30, 2001 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

                                                      Shares of   Percentage of
                                                     Common Stock Common Stock
                                                     Beneficially Beneficially
      Name and Address                                  Owned         Owned
      ----------------                               ------------ -------------
Alvin Murstein(/1/)................................   1,405,000        9.62%
 Chairman, Chief Executive Officer and Director
 437 Madison Avenue, 38th Floor
 New York, NY 10022


Andrew M. Murstein(/2/)............................   1,315,000        9.01%
 President
 437 Madison Avenue, 38th Floor
 New York, NY 10022


Michael J. Kowalsky(/3/)...........................      45,456         *
 Executive Vice President
 437 Madison Avenue, 38th Floor
 New York, NY 10022


Daniel F. Baker(/3/)(/7/)..........................      34,410         *
 Treasurer and Chief Financial Officer
 437 Madison Avenue, 38th Floor
 New York, NY 10022


Brian S. O'Leary(/3/)..............................       5,856         *
 Executive Vice President, Chief Operating
  and Credit Officer
 437 Madison Avenue, 38th Floor
 New York, NY 10022


Frederick S. Hammer, Director(/3/).................       4,651         *
 Inter-Atlantic Group
 712 Fifth Avenue
 New York, NY 10022


Mario M. Cuomo, Director(/3/)......................       8,631         *
 Willkie Farr & Gallagher
 787 Seventh Avenue
 New York, NY 10019


Stanley Kreitman, Director(/4/)....................      11,178         *
 Manhattan Associates
 375 Park Avenue, Suite 1606
 New York, NY 10152


David L. Rudnick, Director(/4/)....................      19,178         *
 The Century Associates Group
 365 West Passaic Street
 Rochelle Park, NJ 07662


Benjamin Ward, Director(/3/).......................      13,272         *
 Brooklyn Law School
 250 Joralemon Street
 Brooklyn, NY 11201


All executive officers and directors as a group (10   2,862,332       19.60%
 persons)(/5/).....................................


Capital Guardian Trust Company.....................   1,670,500       11.44%
 1100 Santa Monica Boulevard
 Los Angeles, CA 90025(/6/)


J.P. Morgan Chase & Co. ...........................     729,602         5.0%
 270 Park Avenue
 New York, NY 10022

--------
 * Less than 1.0%.
(1) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 90,000 shares owned by Alvin Murstein directly and 65,000 shares issuable upon the exercise of outstanding options.
(2) Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, and 65,000 shares issuable upon the exercise of outstanding options.
(3) Consists of shares issuable upon the exercise of outstanding options.
(4) Consists of shares owned by the reporting person and shares issuable upon the exercise of outstanding options.
(5) Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust,
    (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, and (iii) 90,000 shares owned by Alvin Murstein directly.
(6) The Capital Guardian Trust Company beneficially owns shares held by several affiliated investment management companies that beneficially own 1,670,500 shares of Common Stock.
(7) As of December 31, 2000, Mr. Baker is no longer employed by the Company.

                            PROPOSALS TO BE VOTED ON

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

   The Company's Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors is fixed at seven. Class I Directors were elected at the Annual Meeting held on June 15, 2000, and will stand for election in 2003. Class III Directors were elected at the Annual Meeting held on June 16, 1999 and will stand for election in 2002. Elections for Class II Directors will be held at the Annual Meeting on May 22, 2001.

   The Board of Directors has nominated Mario M. Cuomo, Frederick S. Hammer and Andrew M. Murstein for election as Class II Directors. Messrs. Cuomo, Hammer and Andrew Murstein each presently serves as a director and have consented to being named in this Proxy Statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, MARIE RUSSO AND ALVIN MURSTEIN, WILL VOTE TO ELECT MESSRS. CUOMO, HAMMER AND ANDREW MURSTEIN AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable.

   Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

               NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE
                      2004 ANNUAL MEETING OF STOCKHOLDERS

             Name                                    Age Position
             ----                                    --- --------
   Mario M. Cuomo(*)................................  68 Director
   Frederick S. Hammer..............................  64 Director
   Andrew M. Murstein (*)...........................  36 President and Director

--------
  An asterisk (*) indicates an "interested person" as such term is defined in
  Section 2(a)(19) of the Investment Company Act of 1940, as amended ("the 1940 Act").

   Mario M. Cuomo has served as a Director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to the Company in connection with legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

   Frederick S. Hammer has served as a Director of the Company since October 1997. Mr. Hammer has served as Vice Chairman and Director of Inter-Atlantic Securities Corp., a boutique investment bank, since 1995. From 1993 to 1994, Mr. Hammer was President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is Chairman of the Board of National Media Corporation, and is a member of the Boards of Directors of IKON Office Solutions, Inc., Provident American Corporation, Annuity & Life Re, Ltd. and several privately held companies. Mr. Hammer also serves as Trustee of the Madison Square Boys and Girls Club. Mr. Hammer received a A.B. in mathematics, magna cum laude, from Colgate University and a M.S. and Ph.D. in economics, from Carnegie-Mellon University.

   Andrew Murstein has been President of the Company since its inception in 1995 and President of Medallion Taxi Media ("Media") from its inception. Mr. Murstein has served as a Director of the Company since October 1997. He served two terms as a Director of Medallion Funding Corp. ("MFC") from May 1996 until April 1997. He has served as a Director of Media since its inception. He served as the Director of New Business Development at Tri-Magna Corporation ("Tri-Magna") from 1994 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew M. Murstein is the son of Alvin Murstein and the son-in-law of Mr. Rudnick, and is the third generation of his family to be active in the taxicab industry.

                    CLASS I DIRECTORS WHOSE TERMS EXPIRE AT
                    THE 2003 ANNUAL MEETING OF STOCKHOLDERS

       Name                                                        Age Position
       ----                                                        --- --------
   Stanley Kreitman...............................................  69 Director
   David L. Rudnick...............................................  60 Director

   Stanley Kreitman has served as a Director of the Company since February 1996. Mr. Kreitman serves as Vice Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the Board of Directors of Porta Systems, Inc. and CCA Industries. Mr. Kreitman is also a member of the Board of Directors of P.M.C.C. Corp and KSW Inc. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

   David L. Rudnick has served as a Director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc. and CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick is a Board Member of the IntraCoastal Hospitals. Mr. Rudnick previously served as President of the Financial Stationers Association and a Director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein's father-in-law.

                 CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS

             Name                     Age                    Position
             ----                     ---                    --------
                                          Chairman, Chief Executive Officer and
   Alvin M. Murstein (*).............  66  Director
   Benjamin Ward.....................  74 Director

--------
  An asterisk (*) indicates an "interested person" as such term is defined in
  Section 2(a)(19) of the 1940 Act.

   Alvin Murstein has been Chairman of the Board of Directors of the Company since its founding in 1995 and has been Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of MFC since its founding in 1979 and of Media since its founding in 1994. He served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the Board of Directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew M. Murstein.

   Benjamin Ward has served as a Director of the Company since February 1996. Mr. Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. CUOMO, HAMMER AND ANDREW MURSTEIN.

                           OTHER MATTERS OF BUSINESS

   The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this Proxy Statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

Board and Committee Meetings

   The Company has a standing Audit Committee of the Board of Directors, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met four times during fiscal 2000 to review (i) the effectiveness of the public accountants during the fiscal 2000 audit, (ii) the adequacy of the fiscal 2000 financial statement disclosures, (iii) the Company's internal control policies and procedures, and (iv) the selection of the Company's independent public accountants. The members of the Audit Committee are Messrs. Kreitman, Rudnick and Ward. Messrs. Ward and Kreitman are independent as defined under the listing standards of the NASDAQ National Market. Mr. Rudnick is Andrew Murstein's father-in-law and therefore is considered an "immediate family member" under the listing standards of the NASDAQ National Market. The Company is required under the listing standards of the NASDAQ National Market to have an Audit Committee comprised solely of independent members by June 14, 2001. The Company and the Audit Committee intend to comply with the requirement. See "Report of the Audit Committee of the Board of Directors."

   The Company also has a standing Compensation Committee of the Board of Directors, whose members made recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit plans and
(iii) arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. The members of the Compensation Committee are Messrs. Kreitman, Alvin Murstein and Ward. See "Report of the Board of Directors as to Compensation Matters." The Compensation Committee met one time during fiscal year 2000 and made recommendations concerning compensation, stock options and other employment matters.

   The Board of Directors does not have a standing nominating committee. The Board of Directors held four formal and four telephonic meetings during fiscal 2000. Each director, except Mr. Hammer, attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which he served. Mr. Hammer attended 50% of the meetings of the Board of Directors and is not a member of the Audit or Compensation Committee.

Directors' Compensation

   The non-employee directors will each be paid $10,000 for each year they serve and shall each receive $2,000 for the first Board of Directors meeting, per quarter, attended and $1,000 for attendance at any additional Board of Directors meetings that quarter, $250 for each telephonic board meeting and $1,000 for each committee meeting attended and are reimbursed for expenses relating thereto.

   Eligible directors are entitled to participate in the Company's Amended and Restated 1996 Non-employee Directors Stock Option Plan. Employee directors of the Company are eligible to participate in the Company's 401(k) Investment Plan. More information concerning the Company's 401(k) Investment Plan can be found under "Report of the Board of Directors as to Compensation Matters." Employee directors are also eligible to participate in the Company's Amended and Restated 1996 Stock Option Plan. The Company does not provide any other pension or retirement plan with respect to its directors or employees. The directors receive no other compensation for their services to the Company.

   Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company's Common Stock under the stock option plans, appears under "Compensation of Directors and Executive Officers."

Certain Relationships

   Mario M. Cuomo is a director of the Company and a partner in the law firm of Willkie Farr & Gallagher, which serves as counsel to the Company in connection with various legal matters.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The table below sets forth the name, ages and titles of the persons who were directors of the Company and executive officers of the Company as of March 30, 2001.

       Name                       Age       Position(s) Held With The Company
       ----                       ---       ---------------------------------
Alvin M. Murstein (*)............  66 Chairman, Chief Executive Officer and
                                       Director
Andrew M. Murstein (*)...........  36 President and Director
Brian S. O'Leary (*).............  55 Executive Vice President, Chief Operating
                                       Officer and Chief Credit Officer
Marie Russo (*)..................  76 Senior Vice President and Secretary
Michael J. Kowalsky (*)..........  60 Executive Vice President
Conrad J. Isoldi (*).............  57 Senior Vice President and Chief
                                       Administrative Officer
Larry D. Hall (*)................  47 Chief Accounting Officer and Assistant
                                       Treasurer
Dean W. Ryan (*).................  41 Senior Vice President
Stanley Kreitman.................  69 Director
David L. Rudnick.................  60 Director
Mario M. Cuomo(*)................  68 Director
Frederick S. Hammer..............  64 Director
Benjamin Ward....................  74 Director

--------
  An asterisk (*) indicates an "interested person" as such term is defined in
  Section 2(a)(19) of the 1940 Act.

Officers Who Are Not Directors

   Brian S. O'Leary has been the Chief Operating Officer of the Company since November 2000. Mr. O'Leary joined the Company in December, 1999 as Executive Vice President and Chief Credit Officer. From April, 1996 to December, 1999, Mr. O'Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the banks Leasing and Premium Finance subsidiaries. Mr. O'Leary was also a member of the management credit committee. From May, 1990 to April, 1996 Mr. O'Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as EVP and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July, 1977 to May, 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O'Leary received a B.A. in economics from Fordham University and an MBA in finance from Pace University.

   Marie Russo has been Senior Vice President and Secretary of the Company since February 1996. Ms. Russo has also been Senior Vice President and Secretary of MFC since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by the Company in May 1996. From 1989 to 1996, she was Vice President of MFC and from 1983 to 1986, she was Controller of MFC. Ms. Russo received a B.S. in accounting from Hunter College.

   Michael J. Kowalsky has been Executive Vice President of the Company since May 1996. Mr. Kowalsky has been President of MFC and Edwards Capital Corp. ("Edwards") since June 1996. He also served as Chief Operating Officer of Edwards from 1992 until June 1996. Prior to joining Edwards in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

   Conrad J. Isoldi has been Senior Vice President and Chief Administrative Officer of the Company since October 1999. Mr. Isoldi was employed by Republic National Bank as Senior Vice President and Deputy Comptroller from June, 1996 to October, 1999. From 1991 to 1996 Mr. Isoldi was Senior Vice President and Director of Corporate Accounting for First Fidelity Bank (now First Union). Prior to this period he was Chief Financial Officer for the Nationwide Consumer Bank of Manufacturers Hanover Trust Company, (Chemical and then Chase) from 1974 to 1991. Mr. Isoldi received a B.B.A. in Accounting from Baruch College.

   Larry D. Hall has been Chief Accounting Officer and Assistant Treasurer of the Company since October 2000. Mr. Hall was employed by Citibank as Vice President--Corporate Financial Control/Corporate Reporting/Analysis from October 1995 to October 2000. Mr. Hall was Vice President--Finance/Controller Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President--Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

   Dean W. Ryan has been a Senior Vice President at the Company since November 1999. Mr. Ryan was the Division Head of Corporate Banking at Citizens Bank of Connecticut from December 1997 until November 11, 1999. Prior to that, he was the Division Manager of the Shoreline Division at Fleet Bank of Connecticut from December 1995 to December 1997. Mr. Ryan received his B.A. in economics from Boston College.

Compensation of Directors and Executive Officers

   The table below sets forth certain compensation information for the Company's (i) Chief Executive Officer, (ii) directors and (iii) each of the Company's four most highly compensated executive officers other than the Company's Chief Executive Officer, for the fiscal year ended December 31, 2000 (the "Period") (collectively, the "Compensated Persons").

                           SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                                                   Compensation
                                   Compensation for the Period        Awards
                                ---------------------------------- ------------
                                                                    Securities
     Name and Principal                             Other Period    Underlying
     Position                   Salary($) Bonus($) Compensation(1)  Options(#)
     ------------------         --------- -------- --------------- ------------
Alvin Murstein.................  330,000   60,000       3,166            --
 Chairman and Chief Executive
 Officer
Andrew Murstein................  330,000  125,000           0            --
 President
Michael J. Kowalsky............  183,000   50,000       2,000         10,000
 Executive Vice President
Daniel F. Baker(/3/)(/4/)......  170,000   60,000           0            N/A
 Treasurer and Chief Financial
 Officer
Brian S. O'Leary...............  190,000   50,000           0         16,667
 Senior Vice President, Chief
 Credit Officer and
 Chief Operating Officer

                                                                 Long-Term
                                                              Compensation(2)
                                                           ---------------------
                                                           Securities Underlying
                                          Director Fees($)      Options(#)
                                          ---------------- ---------------------
Mario M. Cuomo, Director.................      18,750                --
Benjamin Ward, Director..................      33,750                --
David L. Rudnick, Director...............      33,750              9,000(/3/)
Stanley Kreitman, Director...............      33,750              9,000(/3/)
Frederick S. Hammer, Director............      20,500                --

--------
(1) Amounts received pursuant to the matching program under the Company's 401(k) Plan.
(2) Options granted under the Non-employee Director Plan. The exercise price is $16.00.
(3) These shares vest in three equal installments of 3,000 shares on the date of the 2001 annual meeting of the Company's stockholders, the 2002 annual meeting of the Company's stockholders and the 2003 annual meeting of the Company's stockholders, respectively.
(4) As of December 31, 2000, Mr. Baker is no longer employed by the Company.

   The following table sets forth certain information regarding options granted during the Period by the Company to the following Named Executive Officers:

                                                                               Potential Realizable
                                                                                 Value at Assumed
                                                                               Annual Rates of Stock
                                                                                Price Appreciation
                                             Option Grants                      for Option Term(2)
                          Number of  ------------------------------            ----------------------
                         Securities   Percent of
                         Underlying  Total Options Exercise or Base
                           Options    Granted to        Price       Expiration
          Name           Granted (#)   Employees     ($/share)(1)      Date      5% ($)    10% ($)
          ----           ----------- ------------- ---------------- ---------- ---------- -----------
Michael J. Kowalsky.....   10,000        10.73%          14.50       6/1/2010      91,200    231,100
Brian S. O'Leary........   16,667        17.89%         17.938       1/1/2010     147,200    320,300

Aggregated Options Granted In the Period and Year-End Option Values

--------
(1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.

   The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers in the Period:

Aggregated Options Exercised In the Period and Year-End Option Values

                                                              Number of                 Value of
                                                        Securities Underlying        Unexercised In-
                                                       Unexercised Options at     The-Money Options at
                                                          December 31, 2000         December 31, 2000
                                                      ------------------------- -------------------------
                             Shares
                            Acquired        Value
                         On Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
                         --------------- ------------ ----------- ------------- ----------- -------------
Alvin Murstein..........        N/A            N/A      35,000       115,000            0           0(/1/)
Andrew M. Murstein......        N/A            N/A      35,000       115,000            0           0(/1/)
Michael J. Kowalsky.....        N/A            N/A      45,456        35,000      164,778       1,250(/2/)
Daniel F.Baker(/5/).....     13,636         81,616      34,410             0      124,736           0(/3/)
Brian S. O'Leary........        N/A            N/A           0        16,667            0           0(/4/)

--------
(1) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($29.25) with respect to 25,000 options (10,000 of which are exercisable at December 31, 2000) and the option exercise price ($17.25) with respect to 125,000 options (25,000 of which are exercisable).

(2) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($11.00) with respect to 45,456 options (all of which are exercisable at December 31, 2000), the option exercise price ($18.75) with respect to 25,000 options (none of which are exercisable at December 31, 2000) and the option exercise price ($14.50) with respect to 10,000 options (none of which are exercisable at December 31, 2000).
(3) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($11.00) with respect to 34,410 options.
(4) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price of $17.938 with respect to 16,667 options.
(5) As of December 31, 2000, Mr. Baker was no longer employed by Medallion.

Employment Agreements

   In May 1996, Alvin Murstein and Andrew M. Murstein entered into employment agreements with the Company, which were subsequently amended in May 1998. The agreements automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements may be terminated by the Company for (i) expiration of term; (ii) death; (iii) disability; or (iv) "cause" as defined in the agreements. The executive may terminate the agreement upon 90 days written notice or for "good reason" as defined in the agreement. Compensation upon termination depends upon the reason for the termination. The agreements provide that Alvin Murstein and Andrew Murstein shall receive an annual base salary of $300,000 and $250,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in favor of the Company.

   Michael J. Kowalsky entered into an employment agreement with the Company which became effective in May 1996 and was renewed in May, 1999 for a three year term. Under the agreement Mr. Kowalsky is entitled to a annual salary of at least $160,000. If the agreement is not renewed at the end of the three year term, Mr. Kowalsky shall receive a severance payment. The agreement contains a non-competition covenant from Mr. Kowalsky in favor of the Company.

          REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS

Compensation Committee

   The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company's executive officers to the Compensation Committee of the Company's Board of Directors and the Company anticipates that this program will be administered by the Compensation Committee in the near future.

   The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The Board of Directors or the Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries and bonus awards, and a special subcommittee of the Compensation Committee, consisting of non-interested directors Messrs. Kreitman and Ward, will make decisions each year regarding stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal 2000 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company's other officers.

Compensation Philosophy

   The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

   In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

   Annual compensation for the Company's executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

   In setting the annual base salaries for the Company's executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

   Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

   Cash bonuses are tied directly to the Company's financial performance and the contribution of the executive to such performance.

Equity Ownership

   Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock under the Company's Amended and Restated 1996 Stock Option Plan. The purposes of the Company's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company's growth and development.

   The Company's stock programs include long vesting periods to optimize the retention value of these options and to orient the Company's executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. The Company also makes annual grants of options which vest in one year.

   Except for executives with substantial holdings of the Company's stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive's current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 2000 option grants to the Company's executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the price of the Company's Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

Non-Employee Directors Stock Option Plan

   In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and the Company's stockholders, the Board of Directors of the Company adopted and the stockholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan, (the "Director Plan"), which replaced the earlier plan. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees or officers, including interested persons, known as Eligible Directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the Director Plan by the Commission. The Commission approved the Director Plan on April 12, 2000 (the "Approval Date").

   The Director Plan provides that on the Approval Date, the Company will grant an option to purchase 9,000 shares of Common Stock to each Eligible Director elected at the June 16, 1999 stockholder meeting. On the Approval Date, the Company granted options consisting of a total of 9,000 shares of Common Stock at an option exercise price of $17.25 to Benjamin Ward. Under the Director Plan, the Company will also grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the Approval Date. If an Eligible Director is elected after the Approval Date by means other that an annual stockholder meeting, the Company will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director's three-year term. In 2000, the Company granted options consisting of a total of 18,000 shares of Common Stock at an option price of $16.00 to Stanley Kreitman and David Rudnick.

   The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. The exercise price of options granted is not less than the fair market value of the Company's Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Board of Directors not eligible to participate in the Director Plan. Options become exercisable at each annual stockholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last stockholder annual meeting in the numerator, and the number of whole months for which the Eligible Director was elected in the denominator. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than five years after the date on which it was granted.

   The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. On December 31, 2000, 36,091 shares of Common Stock were reserved for future grants under the Director Plan.

   Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

   The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the Director Plan or materially increase the benefits accruing to participants under the Director Plan without the approval of the stockholders of the Company.

401(k) Plan

   Since 1996, the Company has been a participating employer in the Company's 401(k) Investment Plan (the "401(k) Investment Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, the Company elected to match employee contributions to the 401(k) Investment Plan in an amount equal to one-third of the first 6% of an employee's contributions.

Alvin Murstein's 2000 Compensation

   The Board of Directors has set Alvin Murstein's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company's other senior executives.

Compliance With Internal Revenue Code Section 162(m)

   Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

Board Of Directors

                                 Alvin Murstein
                               Andrew M. Murstein
                                 Mario M. Cuomo
                              Frederick S. Hammer
                                Stanley Kreitman
                                David L. Rudnick
                                 Benjamin Ward

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee are Messrs. Alvin Murstein, Kreitman and Ward. Mr. Alvin Murstein, Chairman and Chief Executive Officer of the Company, is a member of the Compensation Committee and is an "interested person" as such term is defined in Section 2(a)(19) of the 1940 Act.

   Except for the transactions described under "Certain Transactions" on page 14, no interlocking relationships exist between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee, except Alvin Murstein, was an officer or employee of the Company at any time during Fiscal Year 2000. No executive officer or director of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

   The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index on peer groups. The following graph commences as of May 29, 1996, the date of the Company's initial public offering, and compares the Company's Common Stock with the cumulative total return for the Nasdaq (U.S.) Index and the Nasdaq Financial Index. Furthermore, the following graph assumes the investment of $100 on May 29, 1996 in each of the Company's Common Stock, the stocks comprising the Nasdaq (U.S.) Index and the Nasdaq Financial Index and assumes dividends are reinvested.


                                 [LINE GRAPH]

                            Cumulative Total Return
              Based on Initial Investment of $100 on May 23, 1999
                           with dividends reinvested

                            5/96    6/96    9/96   12/96    3/97    6/97
Medallion Financial Corp   100.00  113.64  131.82  142.71  169.62  181.19
Nasdaq (US) Index          100.00   95.07   98.44  103.28   97.68  115.58
Nasdaq Financial Index     100.00  100.19  108.58  120.62  125.84  146.79
Russel 2000 Index          100.00   95.89   96.22  101.22   95.99  111.55

                            9/97   12/97    3/98    6/98     9/98  12/98
Medallion Financial Corp   208.48  216.00  266.31  272.79   158.67 150.56
Nasdaq (US) Index          135.13  126.71  148.25  152.55   138.10 178.12
Nasdaq Financial Index     170.99  184.27  195.27  190.27   158.08 178.29
Russel 2000 Index          128.13  123.84  136.29  129.94   103.76 120.37

                            3/99    6/99    9/99   12/99     3/00   6/00
Medallion Financial Corp   118.14  152.99  166.39  156.66   151.33 143.60
Nasdaq (US) Index          197.95  216.03  220.85  327.26   367.76 318.97
Nasdaq Financial Index     181.04  195.79  164.05  170.63   160.94 146.38
Russel 2000 Index          109.89  126.48  118.09  139.49   148.98 142.94

                            9/00    5/96
Medallion Financial Corp   158.61  142.82
Nasdaq (US) Index          295.38  198.69
Nasdaq Financial Index     177.87  189.41
Russel 2000 Index          144.08  133.63

                            Cumulative Total Return

                                                     Medallion Russell  Nasdaq
                                                     Financial  2000   Financial
                                                       Corp.    Index    Index
                                                     --------- ------- ---------
   May 1996.........................................  100.00   100.00   100.00
   June 1996........................................  113.64    95.89   100.19
   September 1996...................................  131.82    96.22   108.58
   December 1996....................................  142.71   101.22   120.62
   March 1997.......................................  169.62    95.99   125.84
   June 1997........................................  181.19   111.55   146.79
   September 1997...................................  208.48   128.13   170.99
   December 1997....................................  216.00   123.84   184.27
   March 1998.......................................  266.31   136.29   195.27
   June 1998........................................  272.79   129.94   190.27
   September 1998...................................  158.67   103.76   158.08
   December 1998....................................  150.56   120.37   178.29
   March 1999.......................................  158.42   113.44   176.47
   June 1999........................................  203.67   130.85   197.80
   September 1999...................................  219.85   121.98   171.65
   December 1999....................................  203.57   143.95   177.40
   March 2000.......................................  151.33   148.98   160.94
   June 2000........................................  143.60   142.94   146.38
   September 2000...................................  158.61   144.08   177.87
   December 2000....................................  142.82   133.63   189.41

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Standards of Business Conduct. The Company has adopted an Audit Committee Charter which is attached as Appendix A. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, Arthur Andersen LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

   In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (as amended by SAS 90).

     3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors have approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     5. The Audit Committee has considered whether the provision of non-audit related services by the Independent Accountants is compatible with maintaining the accountant's independence.

   The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

                          Stanley Kreitman, Chairman
                             Benjamin Ward, Member
                             David Rudnick, Member

                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Company selected Arthur Andersen LLP to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000, perform audit-related services and to act as a consultant in connection with various accounting and financial reporting matters.

   Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

   The Company is subject to Rule 32a-4 of the of 1940 Act which provides that the Company is not required to seek stockholder approval of their recommendation or selection of an independent auditor for the current year if
(i) the Company has an audit committee comprised of directors who are not "interested" as defined under the 1940 Act; (ii) the Audit Committee approves the auditors; and (iii) the Company has an Audit Committee Charter. The Company's Amended and Restated Bylaws provide that the selection of accountants shall be made in accordance with the provisions of the 1940 Act.

   In accordance with such rules and the Company's Audit Committee Charter, the Audit Committee has the authority to select the accountants who will perform the audit. Under the charter, the Company may recommend an accountant but this recommendation is not binding and the sole discretion to select accountants to perform the audit lies with the Audit Committee. The Audit Committee has not selected an independent accountant to perform the audit for the fiscal year ending December 31, 2001.

   The fees for services provided by the independent accountant are as follows.

Audit Fees

   Fees for the last fiscal year's annual audit were $433,500 and other fees for the accountant's review of the financial statements included in the Company's Form 10-Q for the last fiscal year were $204,000.

Audit Related Fees

   Fees for audit related services for the last fiscal year's annual audit were $86,000.

Financial Information Systems Design and Implementation Fees

   Fees for professional services by the accountant related to financial information systems design and implementation were $0.

All Other Fees

   Fees for services rendered by the accountant for services other than the services provided in the above paragraphs were $311,000.

                               OTHER INFORMATION

   All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NASDAQ National Market and the Company. Some directors and executive officers did not file timely reports required under Section 16(a). The late filings were inadvertent, and the required filings were made promptly after noting the failures to file. Brian S. O'Leary (Executive Vice President, Chief Operating Officer and Chief Credit Officer) filed a Form 3 late and filed a late report disclosing the grant in January 2000 of options to purchase 16,667 shares. Larry D. Hall (Chief Accounting Officer and Assistant Treasurer) filed a Form 3 late and filed a late report disclosing a purchase of 300 shares in December 2000. Michael J. Kowalsky (Executive Vice President) filed a late report disclosing the grant in June 2000 of options to purchase 10,000 shares. Dean Ryan (Senior Vice President) filed a Form 3 late and filed a late report disclosing a purchase of 2 shares in December 1999; 3 shares in January 2000; 3 shares in June 2000; 3 shares in September 2000 and 2 shares in December 2000. Conrad Isoldi (Senior Vice President and Chief Administrative Officer) filed a Form 3 late. David Rudnick (a director of the Company) and Stanley Kreitman (a director of the Company) filed a late report disclosing the grant in July 2000 of options to purchase 9,000 shares. Based solely on a review of the written statements and copies of such reports furnished to the Company, except for the late disclosures discussed above, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to such persons were timely satisfied.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York not later than January 2, 2002 for inclusion in the proxy statement for that meeting. Such proposals must also meet the requirements of Rule 14a-8 of the Commission relating to stockholder's proposals. A stockholder proposal outside the processes of Rule 14a-8 will be considered untimely if received by the Company after January 2, 2002.

                                          By Order of the Board of Directors,



                                          /s/ Marie Russo
                                          Marie Russo,
                                          Secretary

May 2, 2001


 THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

Organization

   There shall be an Audit Committee of the Board of Directors composed of three or more directors, as the Board of Directors may determine from time to time, each of whom shall be financially literate and shall otherwise comply with the independence requirements of The Nasdaq Stock Market, Inc. In addition, at least one member of the Audit Committee must have accounting or related financial management expertise and one of the members of the Audit Committee shall be elected Committee Chairman by the Board of Directors.

Statement of Policy

   The Audit Committee shall assist the Board of Directors in fulfilling its responsibility relating to the Company's accounting, reporting practices, and the quality and integrity of its financial reports. The Audit Committee shall endeavor to maintain free and open communication between the Board of Directors, the independent auditors, the internal auditors, if any, and the financial management.

   The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in the Company's proxy statement).

   The Committee should have a clear understanding with the independent auditors that the independent auditors must maintain an open and transparent relationship with the Committee and that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

Responsibilities

   The Audit Committee's policies and procedures should remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality.

   In carrying out its responsibilities, the Audit Committee shall:

  . Meet at least four times a year, or more often if circumstances so require.

  . Inquire as to the independence of the independent auditors and obtain from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company. In addition, the Audit Committee shall review the extent of non-audit services provided by the independent auditors in relation to the objectivity needed in the independent audit and recommend that the Board of Directors take appropriate action in response to the independent auditors' written statement to satisfy the Board of Directors as to the independent auditors' independence.

  . Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements.

  . Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion review the audit with the Audit Committee. Upon completion of the audit and following each interim review of the Company's financial statements, the Audit Committee should also discuss with the independent auditors all matters required to be communicated to the Audit Committee under generally accepted auditing standards, including the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the financial statements.

  . Review with the independent auditors, the internal auditor, if any, and the financial and accounting personnel, the adequacy of the accounting and financial controls, and elicit any recommendations for improvement or particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper.

  . Review the internal audit function of the Company, if any, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors, if any.

  . Receive before each meeting, a summary of findings from completed internal audits, if any, and a progress report on the proposed internal audit plan, if any, with explanations for any deviations from the original plan.

  . Review the financial statements contained in the annual report with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Any year-to-year changes in accounting principles or practices should be reviewed.

  . Provide sufficient opportunity at each meeting for the internal, if any, and independent auditors to meet with the committee without management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the financial, accounting, and auditing personnel, and their cooperation during the audit.

  . Review accounting and financial personnel and succession planning.

  . Submit the minutes of its meetings to, or discuss the matters discussed at each committee meeting with, the Board.

  . Investigate any matter brought to its attention within the scope of its duties, with the power to retain professional advice for this purpose if, in its judgment, that is appropriate.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           MEDALLION FINANCIAL CORP.

                                 May 22, 2001

                       ---------------------------------
                           PROXY VOTING INSTRUCTIONS
                       ---------------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                               -------------------------------------------------
YOUR CONTROL NUMBER IS  ---->  |                                               |
                               -------------------------------------------------

             \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.

                      FOR ALL
                    (except as          Withhold    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
                 indicated below)          All
1. Election of         [ ]                 [ ]      Nominees: Mario M. Cuomo          In their discretion the Proxies are authorized
   Directors                                                  Frederick S. Hammer     to vote upon such other business as may
                                                              Andrew Murstein         properly come before the meeting.

(Except nominee(s) written below)

---------------------------------------







Signature___________________  Signature___________________  Dated:________, 2001

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, FOR JOINT ACCOUNTS, EACH OWNER
      SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE
      OR GUARDIAN, ETC. PLEASE GIVE YOUR FULL TITLE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           MEDALLION FINANCIAL CORP.

                ANNUAL MEETING OF STOCKHOLDERS -- MAY 22, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alvin Murstein and Marie Russo, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of the Company held of record by the undersigned on April 10, 2001, at the annual meeting of stockholders to be held on the 22nd day of May, 2001, or any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM (1).

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE


--------------------------------------------------------------------------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                           MEDALLION FINANCIAL CORP.

                                 May 22, 2001






             \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.

                      FOR ALL
                    (except as          Withhold    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
                 indicated below)          All
1. Election of         [ ]                 [ ]      Nominees: Mario M. Cuomo          In their discretion the Proxies are authorized
   Directors                                                  Frederick S. Hammer     to vote upon such other business as may
                                                              Andrew Murstein         properly come before the meeting.

(Except nominee(s) written below)

---------------------------------------







Signature___________________  Signature___________________  Dated:________, 2001

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, FOR JOINT ACCOUNTS, EACH OWNER
      SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE
      OR GUARDIAN, ETC. PLEASE GIVE YOUR FULL TITLE.

--------------------------------------------------------------------------------